EXHIBIT 10.16


                     WESTSIDE ENERGY OPERATING COMPANY, LP
                      3131 TURTLE CREEK BLVD., SUITE 1300
                              DALLAS, TEXAS 75219
                     OFFICE 214-522-8990 * 469-916-1401 FAX
                             WWW.WESTSIDEENERGY.COM
                             ----------------------

                                 APRIL 4, 2007

Forest  Oil  Corporation
Attn:  Vic  Luszcz
707  Seventeenth  Street,  Suite  3600
Denver,  CO  80202

     Re:     Joint  Exploration  Agreement
             Election  of  Operator

Dear  Vic:

     Pursuant to the Joint Exploration Agreement dated June 26, 2006 (the "JEA") and the Joint Operating Agreement (the "JOA") that was attached to JEA, Westside is hereby proposing to consent/elect Forest as the named Operator for a period of nine (9) months, which will begin at the end of drilling operations on the Ellison Estate #1H well. Additionally, during this nine (9) month period, Forest and Westside will for a "Completion Project Team" that will have Brian Gross (Westside's Operations Manager) as the Project Team Leader.

     If Forest is in agreement with the above statements, please indicate by signing below and returning this letter via email or facsimile.

                              Sincerely,



                              /s/ Douglas G. Manner
                              Douglas  G.  Manner
                              Chief  Executive  Officer

DGM/ag

ACCEPTED  AND  AGREED  TO:



/s/ Vic Luszcz
Forest  Oil  Corporation
Printed  Name:Vic Luszcz